                                                                EXHIBIT 10.52

                               ESCROW AGREEMENT


     This ESCROW AGREEMENT is dated as of September 6, 1996, among (a) ICON Health & Fitness, Inc., a Delaware corporation ("ICON"), Icon of Canada Inc., a Quebec company ("ICON Canada"; ICON and ICON Canada being sometimes referred to herein collectively as the "Buyers"), (b) ALLFITNESS INC., a Canadian company (the "Seller"), and (c) Lapointe Rosenstein and Goodman Phillips & Vineberg, acting jointly as escrow agent (the "Escrow Agent").


                                    Recitals


     The Seller and the Buyers have entered into the CANCO Asset Purchase Agreement dated as of the date hereof (as from time to time in effect, the "Purchase Agreement").

     The Purchase Agreement contemplates that Seller provide a $2,100,000 (Canadian) letter of credit (the "Letter of Credit") to Buyers and that, in certain circumstances described in the Letter of Credit, payment under the Letter of Credit be made to the Escrow Agent under this Escrow Agreement.

     Copies of the Agreement and the Letter of Credit have been delivered to the Escrow Agent, and the Escrow Agent is willing to act as the Escrow Agent hereunder.


                                   Agreement


     Therefore, in consideration of the foregoing and of the mutual covenants and agreements set forth below, the parties hereto hereby agree as follows:

     1. Establishment of Escrow Fund. Pursuant to the Letter of Credit, cash in an amount not to exceed $2,100,000 (Canadian) may be paid to the Escrow Agent by the Letter of Credit issuer prior to September 6, 1997 (or a later date in the event the Letter of Credit has been extended or renewed). Such amount, together with all interest or profit thereon, or proceeds therefrom, from time to time held by the Escrow Agent pursuant to the terms hereof are herein referred to as the "Escrow Fund." The Escrow Fund shall be held by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

     2. Investment of Escrow Fund. The Escrow Agent shall invest the Escrow Fund in:

          (a)   marketable obligations of, or fully and directly guaranteed by,

                (i)   Canada or any of its provinces or

                (ii)  the United States,

          each of which obligations have a maturity of not more than 90 days from the date of acquisition thereof; or

          (b) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clause (a) entered into with

                (i) any Canadian financial institution listed on Exhibit A hereto or

                (ii) any bank organized under the laws of the United States or any State thereof, the commercial paper of which bank is rated A-2 or better by Standard & Poor's Rating Group or P-2 or better by Moody's Investors Service, Inc.; or

          (c)   the investments specified on Exhibit A hereto; or

          (d) such other investments as the Seller and the Buyer Representative (as herein defined) may jointly authorize the Escrow Agent to make from time to time.

Within the above mentioned categories, the Seller shall direct in writing the investments by the Escrow Agent and, in the absence of such instructions, the Escrow Agent shall, within such categories, invest the Escrow Fund as it deems appropriate. As used herein, "Buyer Representative" means ICON as representative of both Buyers.

     3. Disposition of Escrow Fund. The Escrow Agent will hold the Escrow Fund in its possession until authorized hereunder to deliver such Escrow Fund under either paragraph (a) or (b) or (c) below:

          (a) upon receipt of a certificate requesting the delivery of all or any portion of the Escrow Fund signed by the Buyer Representative and the Seller, the Escrow Agent shall deliver the Escrow Fund or the portion(s) thereof specified in such certificate to either or both Buyers and/or the Seller, as directed in such certificate; or

          (b) upon receipt of a final and nonappealable judgment or order of a court of competent jurisdiction with respect to payment of all or any portion of the Escrow

     Fund, the Escrow Agent shall deliver the amount of the Escrow Fund specified in such judgment or order to either or both Buyers with respect to L/C Claims only (as defined in the Purchase Agreement) only, and/or the Seller as directed in such judgment or order; or

          (c) upon receipt of a certificate signed by either Buyer or Seller, enclosing the written determination, signed by the Arbitrator (as defined in the Purchase Agreement), of the Estimated Net L/C Claim (as defined in the Purchase Agreement), the Escrow Agent shall deliver to Seller the dollar amount by which the Escrow Fund exceeds the Estimated Net L/C Claim.

     Notwithstanding any provision to the contrary, each Buyer hereby confirms its covenant provided in Section 6.7.3(b) of the Purchase Agreement that such Buyer shall not use, or demand payment of, any part of the funds held in or constituting part of the Escrow Fund to pay any claim either of them may have against Seller or its Affiliates, other than L/C Claims (as defined in the Purchase Agreement). The Escrow Agent shall have no obligation with respect to the compliance or noncompliance by the Buyers with the foregoing covenant.

     4. Liquidation of the Escrow Fund. Whenever the Escrow Agent shall be required to make payment from the Escrow Fund, the Escrow Agent shall pay such amounts by liquidating such investments of the Escrow Fund as shall be directed in writing by the Seller; provided, however that if the Seller shall not have furnished such direction to the Escrow Agent as promptly as practicable upon written request, the Escrow Agent shall pay such amounts by liquidating such investments of the Escrow Fund as shall be determined by the Escrow Agent.

     5.   Escrow Agent.

          (a) Unless otherwise provided herein, the Escrow Agent is not to be concerned with the Purchase Agreement, the Letter of Credit or any other agreement that may affect the Escrow Fund. The Escrow Agent is not a party to, or bound by, any agreement (other than this Escrow Agreement) which may be deposited under, evidenced by, or arise out of either the Purchase Agreement or the Letter of Credit.

          (b) The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be signed by the proper party or parties; and the Escrow Agent shall be entitled to make any payments or other deliveries required to be made to the Buyers or either of them under this Escrow Agreement to the Buyer Representative.

          (c) The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct or fraud, and the Escrow Agent shall have no duties to anyone except those set forth in this Escrow Agreement.

          (d) The Escrow Agent may consult legal counsel in the event of any dispute or question as to the construction of this Escrow Agreement, or Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the written opinion and instructions of counsel.

          (e) In the event of any disagreement between the Seller and Buyers, or either of them, and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrow Fund:

                (i) the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands; and the Escrow Agent shall be entitled to continue so to refrain and refuse so to act until
          (A) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers and property involved herein or affected hereby; and/or
          (B) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by the Buyer Representative and the Seller; and

                (ii) the Escrow Agent, in its discretion, may file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated, and deposit with the court all documents and property held hereunder.

          (f) Each of the Buyers and the Seller, being solidarily liable, agrees to indemnify the Escrow Agent from all losses, costs and expenses which may be incurred by it as a result of its involvement in any litigation or arbitration proceeding arising from performance of its duties hereunder, provided that such litigation shall not result from any action taken or omitted by the Escrow Agent and for which it shall have been adjudged to have acted with gross negligence, willful misconduct or fraudulently; and such indemnification shall survive termination of this Escrow Agreement until extinguished by any applicable statute of limitations; provided, however, that only as between the Seller (on one
                  --------  -------
     hand) and the Buyers (as one group, on the other hand), all such losses, costs and expenses shall be allocated one half to the Seller and one half to the Buyers.

          (g) The Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

          (h) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the Buyer Representative and the Seller in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including appointment by a court of competent jurisdiction) or
     (ii) the day which is 60 days after the date of delivery of its written notice of resignation to the Buyer Representative and the Seller. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the Buyer Representative and the Seller or a final and nonappealable order of a court competent jurisdiction.

          (i) The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions of this Escrow Agreement. LaPointe Rosenstein and Goodman Phillips & Vineberg shall act jointly as Escrow Agent, and if only one of LaPointe Rosenstein and Goodman Phillips & Vineberg takes an action as Escrow Agent, it must be with the consent of the other. Each of the Buyers and the Seller, being solidarily liable, shall pay to the Escrow Agent for its services hereunder the compensation set forth in Exhibit B hereto; provided, however, that only as
                                                 --------  -------
     between the Seller (on one hand) and the Buyers (as one group, on the other hand), all such compensation shall be allocated one half to the Seller and one half to the Buyers. Each of the Buyers and the Seller, being solidarily liable, agrees to reimburse the Escrow Agent for the amount of all reasonable out-of-pocket expenses and disbursements incurred or made by the Escrow Agent in performance of its duties as Escrow Agent hereunder (including reasonable fees, out-of-pocket expenses and disbursements of its counsel); provided, however, that only as between the Seller (on one hand)
               --------  -------
     and the Buyers (as one group, on the other hand), all such expenses and disbursements shall be allocated one half to the Seller and one half to the Buyers. Brokerage and similar fees and charges relating to investment transactions shall be charged to the Escrow Fund.

          (j) Each of the Seller and the Buyers hereby acknowledges that the Escrow Agent has acted and will continue to act as the solicitors for the Buyers and the Seller, respectively, with respect to various matters, including, without limitation, matters pertaining to the Purchase Agreement and this Escrow Agreement and agrees that the

     Escrow Agent shall not, by virtue of acting as Escrow Agent hereunder, be disqualified from continuing to act for and represent the Buyers and the Seller, respectively in any manner or in any matter whatsoever. Notwithstanding its duties as Escrow Agent, each of the Seller and the Buyers agree that neither the Escrow Agent's services hereunder, nor any provision hereof either express or implied, shall restrict or inhibit the Escrow Agent in any way from acting as the Buyers' or Seller's, as applicable, legal counsel in any action, dispute, controversy, arbitration, suit or negotiation arising under this Escrow Agreement, under the Purchase Agreement, or under any other agreement or in any other manner or context whatsoever, whether or not directly or indirectly involving any of the parties hereto.

          (k) The Escrow Agent shall not be required to give security nor shall it be responsible for the acts, omissions, faults, errors, fraud, failure or misconduct of any agent whom it may reasonably employ in the exercise of the powers conferred upon it hereunder, nor for loss occasioned by its acts, omissions or defaults, unless such acts, omissions or defaults constitute gross negligence, willful misconduct or fraud on the part of the Escrow Agent.

          (l) The Escrow Agent shall not be required to institute, defend or intervene in any legal action to enforce the terms and conditions of this Agreement until the Escrow Agent has been indemnified by each of the Buyers and the Seller, being solidarily liable, against all expenses and liabilities incurred and to be incurred by the Escrow Agent.

          (m) Each of the Buyers and the Seller agree, on a solidarily liable basis, to indemnify and hold the Escrow Agent harmless from and against any and all expenses, assessments, liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Escrow Agent or anything done or omitted by the Escrow Agent in the performance of its duties, except as a result of its willful gross negligence, misconduct or fraud; provided, however, that only as between the Seller (on one hand) and
            --------  -------
     the Buyers (as one group, on the other hand), all such indemnification shall be allocated one half to the Seller and one half to the Buyers. The Escrow Agent shall have no responsibility as to the validity, collectability or value of the Escrow Fund.

     6. Notices. Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, Federal Express or registered or certified mail, postage prepaid, addressed as follows:

     If to the Seller, to:

          Weider Health and Fitness
          21100 Erwin Street
          Woodland Hills, California 91367-3772

          Attention: President

     with a copy to:

          Latham & Watkins
          885 Third Avenue
          New York, New York 10022
          Attention: Roger H. Kimmel

     If to either Buyer, to:

          ICON Health & Fitness, Inc.
          1500 South 1000 West
          Logan, UT 84321
          Telecopier: (801) 750-5238
          Attention: Chief Executive Officer

     with copies to:

          Bain Capital, Inc.
          Two Copley Place - 7th Floor
          Boston, Massachusetts 02116
          Attention: Robert C. Gay

     and:

          Ropes & Gray
          One International Place
          Boston, Massachusetts 02110
          Attention: R. Newcomb Stillwell

     If to the Escrow Agent, to it at the address set forth under its name on the signature pages hereof.

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two business days after being sent, if sent by Federal Express, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

     7. Buyer Representative; Power of Attorney. ICON Canada, by its execution and delivery hereof, does hereby irrevocably constitute and appoint ICON, as such Buyer's true and lawful attorney-in-fact and agent, with full power of substitution, to (a) execute, acknowledge, verify, swear to, deliver, record and file in such Buyer's name, place and stead, all notices, certificates, instruments and documents which may from time to time be required in connection with the appointment of the Escrow Agent or any successor escrow agent, the investment or disposition of the Escrow Fund and the resolution of any disputes with respect to such matters,
(b) receive from the Escrow Agent, and hold on behalf of and deliver to such Buyer, any and all portions of the Escrow Fund to be delivered to such Buyer and
(c) to perform such other acts as such attorney-in-fact may deem appropriate to carry out the intent of this Escrow Agreement. The power of attorney granted herein shall be deemed to have been executed under seal and to be coupled with an interest. Any person may conclusively presume and rely upon the fact that any instrument referred to above executed by any such attorney-in-fact and agent is authorized, regular and binding, without further inquiry.

     8. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and, subject to Section 12 hereof, assigns.

     9. Amendments. This Escrow Agreement may be amended or modified at any time or from time to time in a writing executed by Buyer Representative and the Seller.

     10. Governing Law. This Escrow Agreement shall be construed and enforced in accordance with the domestic substantive laws of Quebec, Canada, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     11. Termination. This Escrow Agreement shall automatically terminate upon the complete distribution of the Escrow Fund in accordance with the terms hereof.

     12. Successors. This Escrow Agreement may not be assigned by any party without the prior written consent of the other parties, which consent will not be unreasonably withheld.

     13. Counterparts. This Escrow Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     14. French Language. The parties acknowledge that they have requested this agreement and all ancillary documents to be drawn up in English language only. Les parties reconnaissent avoir exige que cette convention ainsi que tous les documents y afferents soient rediges en anglais seulement.

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

                         ICON HEALTH & FITNESS, INC.


                         By /S/ [SIGNATURE APPEARS HERE]
                           -----------------------------
                         Title:

                         ICON OF CANADA INC.


                         By /S/ [SIGNATURE APPEARS HERE]
                           -----------------------------
                         Title:

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

                         ICON HEALTH & FITNESS, INC.


                         By
                           ----------------------------
                         Title:

                         ICON OF CANADA INC.


                         By
                           ----------------------------
                         Title:

                         ALLFITNESS INC.


                         By [SIGNATURE APPEARS HERE]
                           ----------------------------
                         Title:

                         GOODMAN PHILLIPS & VINEBERG,
                          as Escrow Agent



                         By: /S/ [SIGNATURE APPEARS HERE]
                            -----------------------------
                            Title: Attorney
                            Goodman Phillips & Vineberg
                            1501 McGill College Avenue
                            Montreal, Quebec, Canada H3A 3N9
                            Telecopy: (514) 841-6499


                         LAPOINTE ROSENSTEIN,
                          as Escrow Agent



                         By: /S/ [SIGNATURE APPEARS HERE]
                            -----------------------------
                            Title: Attorney
                            Lapointe Rosenstein
                            1250 Rene Levesque Blvd., Suite 1400
                            Montreal, Quebec, Canada H3B SE9
                            Telecopy: (514) 925-9001